ORGANIZATION AND PRINCIPAL ACTIVITIES (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Net revenues	$ 323,763	$ 382,407	$ 292,417
Net loss	(39,407)	(29,987)	(4,819)
Net cash provided by (used in) operating activities	(37,901)	(6,889)	15,152
Net cash (used in) provided by investing activities	3,138	69,181	(83,552)
Net cash provided by financing activities	(9,224)	(10,420)	72,096
VIE and its subsidiaries
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Total assets	227	2,988
Total liabilities	1,782	2,274
Net revenues	5	58	300
Net loss	(128)	(725)	(179)
Net cash provided by (used in) operating activities	(247)	769	647
Net cash (used in) provided by investing activities	44	$ (895)	$ (798)
Amount of consolidated VIEs' assets that are collateral for the VIEs' obligations	$ 0